UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 10, 2012

Aqua America, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	001-06659	23-1702594
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

762 West Lancaster Avenue, Bryn Mawr, Pennsylvania		19010-3489
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-527-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2012 Annual Meeting of Shareholders of Aqua America, Inc. (the "Company") held on May 10, 2012, the Company’s shareholders approved an amendment recommended by the Board of Directors to the Company’s Restated Certificate of Incorporation. The amendment declassifies the Board of Directors and provides for the annual election of directors, commencing with the 2012 Annual Meeting of Shareholders (the "Charter Amendment"). Directors who are currently serving on the Board will continue to serve for the remainder of the term of office for which they were elected. Following shareholder approval of the Charter Amendment, the Board of Directors approved conforming amendments to the Company’s Bylaws to implement the declassification of the Board of Directors and to provide for the annual election of directors, including a change providing that any director elected to fill a vacancy on the Board of Directors will serve until the next election of directors and until his or her successor is duly elected and qualified.

A brief summary of the Charter Amendment was also included as part of Proposal No. 3 in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 30, 2012. The summaries contained herein and in the proxy statement are qualified by and subject to the full text of (i) the Company’s Amended and Restated Certificate of Incorporation (which reflects the Charter Amendment), filed with the Secretary of the Commonwealth of the Commonwealth of Pennsylvania effective May 10, 2012, attached hereto as Exhibit 3.1 and incorporated by reference herein, and (ii) the Company’s Amended and Restated Bylaws, as adopted and effective as of May 10, 2012 (which reflect the conforming amendments to the Company’s bylaws), attached hereto as Exhibit 3.2 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

3.1 Amended and Restated Articles of Incorporation of Aqua America, Inc.

3.2 Amended and Restated Bylaws of Aqua America, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aqua America, Inc.

May 11, 2012	By:	Christopher P. Luning

Name: Christopher P. Luning
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of Aqua America, Inc.
3.2	Amended and Restated Bylaws of Aqua America, Inc.